UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23908

            KKR US Direct Lending Fund-U Inc.

(Exact name of registrant as specified in charter)

   555 California Street, 50th Floor, San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Lori Hoffman, Esq.

KKR Credit Advisors (US) LLC

555 California Street

50th Floor

         San Francisco, California 94104

(Name and address of agent for service)

Copies to:

Kenneth E. Young, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (415) 315-3620

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

KKR US Direct Lending Fund-U Inc.

Annual Report

December 31, 2023

US Direct Lending Fund-U Inc.	December 31, 2023

The KKR US Direct Lending Fund-U Inc. (the “Fund”) publicly files its complete consolidated schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended December 31, will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S DIRECTORS

The Fund’s Statement of Additional Information includes information about the Fund’s Directors and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

US Direct Lending Fund-U Inc.	December 31, 2023

Management’s Discussion of Fund Performance

Credit Market Review – December 31, 2023

As we reflect on 2023, we have seen a continued trend of credit markets being in flux. Rising rates, geopolitical tensions, and deteriorating credit fundamentals have all posed headwinds. Over the year, syndicated markets saw increased volatility and have been effectively shut, forcing more issuers seeking financing solutions to pivot towards private lending. We believe that the flexibility and certainty of execution that private financing offers to borrowers will continue to be a tailwind for the asset class even after syndicated markets reopen. As a tail wind, private credit became a more permanent allocation for large institutional investors, due to attractive overall returns benefitting from floating rate exposures.

Dislocation in the syndicated loan or bond market often creates opportunities for private lenders. In 2023, we saw one of the best lending environments since the Global Financial Crisis. Reference rates increased, and for a period of time, spreads widened and there was an uptick in Original Issue Discount (“OID”) and call protection terms. As such, there were a number of loans that had yields north of 12%, up nearly 500 basis points (“bps”) from 18 months prior. Beyond that, more and more companies of larger size that would typically rely on syndicated financing pivoted towards private lending because they did not have anywhere else to go as execution in the syndicated markets was not certain due to high volatility. The dynamic made for lender-friendly terms and conditions, with better structures and tighter documentation packages. We believe that this lender favorable environment will continue to last through the re-opening of the bank market, though we are also conscious and attentive to borrowers’ capabilities of servicing their debt.

Overall, even amid broader market uncertainty, we believe private credit will continue to see meaningful market growth. The benefits of the asset class have now come to light for both borrowers and investors alike. As for our portfolio, linear and consistent deployment pacing is important for a well-diversified portfolio, so we continue to seek to take advantage of market opportunities and evaluate our sourcing funnel through a rigorous lens. We are excited for the anticipated market growth to come.

A Closer Look at Private Corporate Credit Markets

Credit markets have changed in fundamental ways over the last 15 years as corporate borrowing has shifted away from the syndicated markets and towards private credit capital solutions. Banks began to shrink the scope of their lending activity after the Global Financial Crisis and the pullback has continued post-COVID with the US regional banking scare that occurred in March 2023. As a result of the most recent retrenchment, the syndicated market activity slowed to new levels with high yield issuances becoming more unpredictable. For high-quality businesses still seeking capital to further growth plans and acquisition trajectory, the private corporate credit market remained the sole solution for certainty of financing.

The growth of private corporate credit’s market share compared to the syndicated markets has broadened the opportunity for larger businesses ($50m or above EBITDA sized) to access the private corporate credit market for larger deal financings. As a result of this shift in market tone, there are now several milestone transactions in the private credit arena that broke new ground and cemented a new definition for size, with loan or unitranche sizes north of $2 billion, and even $3 billion, becoming more commonplace. As a lender, we believe larger businesses have stronger credit fundamentals as their size allows for greater financial cushion to withstand stress and they typically hold more experienced management teams with a deeper talent bench and governance. Additionally, businesses of larger size tend to exhibit higher cash flow stability and less customer concentration which allows them to be more resilient credits, particularly during times of market volatility and unpredictability. Their strong balance sheets and ability to pass through price increases towards customers has been an important attribute for private credit lenders in 2023. We believe privately negotiated deals will be a permanent option for borrowers and sponsors to source capital due to their flexibility and certainty of execution.

The trend of higher base rates and the anticipation of higher reference rates for longer continues to make the private corporate credit market highly compelling for investors, despite recent modest spread compression. While the US Federal Reserve expects to cut rates in 2024, we believe that rates will remain elevated for a longer period of time. We expect that this will continue to provide attractive yields for floating rate asset classes. Given this backdrop, we remain focused on the current level of inflation and interest rates, both of which can negatively impact deal coverage metrics. A high enough cost of capital can limit borrowers’ obligation to pay down debt and in downside scenarios, may push some borrowers into default. However, we have witnessed larger companies in the upper middle market have the ability to compensate for higher costs by passing through price increases onto their customers. Additionally, we believe private corporate credit deals provide greater downside protection compared to the syndicated market with more financial covenants, more protective provisions, and tighter covenant baskets built into their term sheets.

US Direct Lending Fund-U Inc.	December 31, 2023

On the demand side, we have witnessed a trend where private corporate credit, and more specifically senior direct lending, is becoming a more permanent allocation for investors. Typically, we have seen the core allocations within private credit take on the role of an income strategy that can be supplemented by opportunistic, higher-yielding corporate lending strategies or private strategies that are uncorrelated to developed market corporate risk, such as asset-based. It’s also important to consider that private equity funds hold more than $2 trillion of dry powder and will need both public and private credit to finance deals.

KKR Fund Description & Performance

KKR US Direct Lending Fund-U Inc., (the “Fund”) is a closed-end, diversified portfolio of senior direct lending investments targeting primarily upper middle market companies with EBITDA of $50 million or above across the United States. Over time, we have moved further upmarket to partner with larger borrowers, which we believe are better risk-adjusted investments. The Fund seeks to be highly diversified across defensive, non-cyclical industries across a number of borrowers.

The Fund’s overall objective is to generate attractive returns, primarily in the form of interest or coupon payments, with a focus on principal protection. KKR expects the types and drivers of senior lending opportunities identified for the Fund to be varied and dynamic. Investment opportunities could arise from corporate activities such as acquisition financings, refinancings, capital expenditures, mergers and financial sponsor dividends, among others, in addition to general corporate purpose requirements. These activities and requirements could in turn be driven by specific corporate actions and idiosyncratic company events, by regional macroeconomic issues or by sector or industry challenges, among other circumstances.

For the period from October 12, 2023 (commencement of operations) to December 31, 2023, the Fund’s total return, net of fees, inclusive of dividends, was 5.39%. By comparison, leveraged loans (as measured by the Morningstar LSTA US Leveraged Loan Index) returned 2.8% for the period. As of December 31, 2023, the Fund’s portfolio is comprised of the following:

Investments in securities	% of net assets

Leveraged Loans	112.9%

Money Market Funds	7.6%

Total Investments in securities	120.5%

Given the Fund has only been in operation since October 12, 2023, the total return reflects less than one calendar quarter. Credit operating performance remains stable across the portfolio and there are no issuers currently in our internal watchlist.

Business Updates

We thank you for your partnership and continued investment in the KKR US Direct Lending Fund-U Inc. We look forward to continued communications and will keep you apprised of the progress of the Fund specifically and the private credit market environment.

Disclosures

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000, and it was backloaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements.

Must be preceded or accompanied by a prospectus.

US Direct Lending Fund-U Inc.	December 31, 2023

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. The Fund may engage in other investment practices that may involve additional risks.

US Direct Lending Fund-U Inc.	December 31, 2023

Consolidated Schedule of Investments

(Stated in United States Dollars, unless otherwise noted)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

Leveraged Loans - 112.9%

Application Software - 8.8%

Misys Ltd	Revolver 1L 09/23	SOFR + 7.25%	9/13/2029	1,535,650	$375,738	(a) (b) (c) (f)

Misys Ltd	TL 1L 09/23	SOFR + 7.25%	9/13/2029	14,803,650	14,507,577	(a) (b) (f)

Virgin Pulse Inc	TL 1L 11/23	SOFR + 5.75%	11/8/2029	8,555,243	8,465,413	(b) (f)

Cargo Ground Transportation - 5.3%

Lazer Logistics Inc	Revolver 1L 05/23	SOFR + 6.25%	5/4/2029	1,387,944	—	(a) (b) (c) (f)

Lazer Logistics Inc	TL 1L B 05/23 (Unitranche)	SOFR + 6.25%	5/6/2030	11,450,534	11,658,934	(a) (b) (f)

Lazer Logistics Inc	TL 1L DD 05/23	SOFR + 6.25%	5/6/2030	1,734,929	1,766,505	(a) (b) (c) (f)

Lazer Logistics Inc	TL 1L 11/23	SOFR + 5.50%	5/6/2030	524,053	513,310	(a) (b) (f)

Lazer Logistics Inc	TL 1L DD 11/23	SOFR + 5.50%	5/6/2030	2,499,330	271,258	(a) (b) (c) (f)

Construction Machinery - 2.1%

Shaw Development LLC	TL 1L 10/23	SOFR + 6.00%	10/30/2029	5,751,269	5,721,938	(a) (b) (f)

Shaw Development LLC	TL 1L DD 10/23	SOFR + 6.00%	10/30/2029	684,676	(3,492)	(a) (b) (c) (f)

Distributors - 1.7%

Parts Town LLC	TL 1L 11/21	SOFR + 5.97%	11/1/2028	848,126	845,582	(a) (b) (f)

Parts Town LLC	TL 1L B 11/21	SOFR + 5.97%	11/1/2028	3,628,984	3,618,097	(a) (b) (f)

Diversified Financial Services - 1.3%

Safe-Guard Products International LLC	TL 1L 05/23	SOFR + 6.00%	1/27/2027	2,882,880	2,903,060	(a) (b) (f)

Safe-Guard Products International LLC	TL 1L 06/23	SOFR + 6.00%	1/27/2027	586,120	590,340	(a) (b) (f)

Diversified Support Services - 15.2%

Apex Service Partners LLC	Revolver 1L 10/23	SOFR + 6.50%	10/24/2029	641,253	43,285	(a) (b) (c) (f)

Apex Service Partners LLC	TL 1L DD 10/23	SOFR + 7.00%	10/24/2030	1,923,760	403,455	(a) (b) (c) (f)

Apex Service Partners LLC	TL 1L 10/23	2% PIK, SOFR + 7.00%	10/24/2030	7,434,987	7,342,050	(a) (b) (d) (f)

Lexitas Inc	TL 1L DD 11/22	SOFR + 6.75%	5/18/2029	19,039,295	19,332,500	(a) (b) (c) (f)

Lexitas Inc	TL 1L DD 03/23	SOFR + 6.75%	5/18/2029	10,563,789	1,962,782	(a) (b) (c) (f)

Magna Legal Services LLC	Revolver 1L 11/22	SOFR + 6.50%	11/22/2028	1,034,488	(414)	(a) (b) (c) (f)

Magna Legal Services LLC	TL 1L DD 11/22	SOFR + 6.50%	11/22/2029	2,465,588	2,464,602	(a) (b) (c) (f)

Magna Legal Services LLC	TL 1L 11/22	SOFR + 6.50%	11/22/2029	8,808,244	8,804,721	(a) (b) (f)

Magna Legal Services LLC	TL 1L DD 12/23	SOFR + 6.00%	12/31/2030	3,939,919	95,784	(a) (b) (c) (f)

Food Distributors - 6.3%

Lipari Foods LLC	TL 1L DD 10/22	SOFR + 6.50%	10/31/2028	4,271,348	1,885,444	(b) (c) (f)

Lipari Foods LLC	TL 1L 10/22	SOFR + 6.50%	10/31/2028	14,894,942	14,775,782	(b) (f)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

Health Care Facilities - 1.7%

VetCor Professional Practices LLC	TL 1L B 08/22	SOFR + 5.75%	8/31/2029	4,500,000	$4,486,050	(b) (f)

VetCor Professional Practices LLC	TL 1L DD 09/23	SOFR + 6.00%	8/31/2029	5,080,750	50,808	(b) (c) (f)

Health Care Services - 9.5%

Affordable Care Inc	TL 1L DD 08/21	SOFR + 5.50%	8/2/2028	3,257,665	3,226,391	(a) (b) (c) (f)

Affordable Care Inc	TL 1L 08/21	SOFR + 5.50%	8/2/2028	583,347	577,747	(a) (b) (f)

Affordable Care Inc	TL 1L DD 08/23	SOFR + 5.50%	8/2/2028	643,553	202,603	(a) (b) (f)

Amerivet Partners Management Inc	TL 1L 02/22	SOFR + 5.50%	2/25/2028	3,882,051	3,848,666	(a) (b) (f)

Dental Care Alliance Inc	TL 1L 03/21	SOFR + 6.40%	4/3/2028	3,846,739	3,805,963	(a) (b) (f)

Dental Care Alliance Inc	TL 1L 02/22	SOFR + 6.40%	4/3/2028	419,844	415,394	(a) (b) (f)

Dental Care Alliance Inc	TL 1L DD 02/22	SOFR + 6.40%	4/3/2028	209,158	206,941	(a) (b) (c) (f)

MB2 Dental Solutions LLC	TL 1L DD 04/23	SOFR + 6.50%	1/29/2027	19,026,949	13,112,931	(a) (b) (c) (f)

Hotels, Resorts & Cruise Lines - 1.6%

Highgate Hotels Inc	Revolver 1L 11/23	SOFR + 5.50%	11/5/2029	530,690	(5,307)	(a) (b) (c) (f)

Highgate Hotels Inc	TL 1L 11/23	SOFR + 5.50%	11/5/2029	4,245,480	4,203,025	(a) (b) (f)

Human Resources & Employment Services - 1.7%

Insight Global LLC	TL 1L 09/21	SOFR + 6.00%	9/22/2028	4,477,099	4,477,099	(a) (b) (f)

Insurance Brokers - 31.2%

Alera Group Intermediate Holdings Inc	TL 1L 09/21	SOFR + 6.00%	10/2/2028	2,256,219	2,256,219	(a) (b) (f)

Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	SOFR + 6.00%	10/2/2028	641,195	641,195	(a) (b) (c) (f)

Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	SOFR + 6.00%	10/2/2028	1,579,754	1,579,754	(a) (b) (c) (f)

Alera Group Intermediate Holdings Inc	TL 1L DD 11/23	SOFR + 5.75%	10/2/2028	3,375,255	(30,377)	(a) (b) (c) (f)

DOXA Insurance Holdings LLC	Revolver 1L 12/23	SOFR + 5.50%	12/31/2029	1,027,092	—	(a) (b) (c) (f)

DOXA Insurance Holdings LLC	TL 1L 12/23	SOFR + 5.50%	12/31/2030	4,792,734	4,744,806	(a) (b) (f)

DOXA Insurance Holdings LLC	TL 1L DD 12/23	SOFR + 5.50%	12/31/2030	4,553,801	(45,538)	(a) (b) (c) (f)

Foundation Risk Partners Corp	TL 1L 10/21	SOFR + 6.00%	10/29/2028	4,178,094	4,178,094	(a) (b) (f)

Foundation Risk Partners Corp	TL 1L DD 10/21	SOFR + 6.00%	10/29/2028	299,122	299,122	(a) (b) (c) (f)

Foundation Risk Partners Corp	TL 1L DD 11/23	SOFR + 5.50%	10/29/2028	7,149,047	(142,981)	(a) (b) (c) (f)

Galway Partners Holdings LLC	TL 1L 04/23	SOFR + 5.75%	9/29/2028	5,427,249	5,477,723	(a) (b) (f)

Galway Partners Holdings LLC	TL 1L DD 04/23	SOFR + 5.75%	9/29/2028	8,181,783	76,091	(a) (b) (c) (f)

Higginbotham Insurance Agency Inc	TL 1L 12/21	SOFR + 5.50%	11/24/2028	4,592,908	4,546,979	(a) (b) (f)

Higginbotham Insurance Agency Inc	TL 1L DD 12/21	SOFR + 5.50%	11/24/2028	2,432,054	2,407,734	(a) (b) (c) (f)

Higginbotham Insurance Agency Inc	TL 1L DD 08/23	SOFR + 5.50%	11/24/2028	12,959,992	8,494,535	(a) (b) (c) (f)

Integrity Marketing Group LLC	Revolver 1L 08/23	SOFR + 6.50%	8/27/2026	310,224	—	(a) (b) (c) (f)

Integrity Marketing Group LLC	TL 1L 08/23	SOFR + 6.50%	8/27/2026	3,370,034	3,370,034	(a) (b) (f)

Integrity Marketing Group LLC	TL 1L 08/23	SOFR + 6.00%	8/27/2026	1,527,532	1,524,477	(a) (b) (f)

Integrity Marketing Group LLC	TL 1L DD 08/23	SOFR + 6.02%	8/27/2026	4,477,500	4,470,336	(a) (b) (c) (f)

Integrity Marketing Group LLC	TL 1L DD 08/23	SOFR + 6.00%	8/27/2026	6,782,201	1,408,799	(a) (b) (c) (f)

RSC Insurance Brokerage Inc	Revolver 1L 11/23	SOFR + 5.50%	11/1/2029	903,705	(3,615)	(b) (c) (f)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

RSC Insurance Brokerage Inc	TL 1L 11/21	SOFR + 5.50%	11/1/2029	565,692	$563,429	(b) (f)

RSC Insurance Brokerage Inc	TL 1L DD 08/23	SOFR + 6.00%	11/1/2029	8,881,345	654,319	(b) (c) (f)

RSC Insurance Brokerage Inc	TL 1L DD 10/23	SOFR + 6.00%	11/1/2029	1,268,764	1,281,451	(b) (c) (f)

RSC Insurance Brokerage Inc	TL 1L DD 11/23	SOFR + 5.50%	11/1/2029	35,519,032	35,376,955	(b) (c) (f)

IT Consulting -1.7%

New Era Technology Inc	TL 1L 04/21	SOFR + 6.25%	10/31/2026	1,652,519	1,631,037	(a) (b) (f)

New Era Technology Inc	TL 1L DD 04/21	SOFR + 6.25%	10/31/2026	1,600,722	1,579,913	(a) (b) (c) (f)

New Era Technology Inc	TL 1L DD 04/22	SOFR + 6.25%	10/31/2026	1,223,905	1,207,994	(a) (b) (c) (f)

Property & Casualty Insurance - 1.7%

Alacrity Solutions Group LLC	TL 1L 12/21	SOFR + 5.25%	12/22/2028	4,488,636	4,436,568	(b) (f)

Publishing - 3.4%

RBmedia	Revolver 1L 08/23	SOFR + 6.25%	7/30/2030	748,663	(6,813)	(b) (c) (f)

RBmedia	TL 1L 08/23	SOFR + 6.25%	7/31/2030	9,251,337	9,167,150	(b) (f)

Real Estate Services - 1.7%

SitusAMC Holdings Corp	TL 1L 12/21	SOFR + 5.50%	12/22/2027	4,408,202	4,408,202	(a) (b) (f)

Research & Consulting Services - 2.1%

BDO USA PA	TL 1L 08/23	SOFR + 6.00%	8/31/2028	5,670,830	5,614,122	(a) (b) (f)

Specialized Consumer Services - 2.3%

Spotless Brands LLC	TL 1L DD 02/23	SOFR + 6.75%	7/25/2028	9,038,036	135,571	(a) (b) (c) (f)

Spotless Brands LLC	TL 1L 02/23	SOFR + 6.50%	7/25/2028	5,980,140	5,999,875	(a) (b) (f)

Systems Software - 1.7%

Gigamon Inc	TL 1L 03/22	SOFR + 5.75%	3/9/2029	4,476,713	4,453,435	(a) (b) (f)

Trading Companies & Distributors - 12.1%

Individual FoodService	Revolver 1L 10/23	SOFR + 6.00%	10/31/2029	1,176,045	(23,521)	(a) (b) (c) (f)

Individual FoodService	TL 1L 10/23	SOFR + 6.00%	10/31/2029	13,883,209	13,605,545	(a) (b) (f)

Individual FoodService	TL 1L DD 10/23	SOFR + 6.00%	10/31/2029	1,528,858	344,287	(a) (b) (c) (f)

Radwell International LLC/PA	Revolver 1L 04/22	SOFR + 6.75%	4/1/2028	1,360,357	272,070	(a) (b) (c) (f)

Radwell International LLC/PA	TL 1L 12/22	SOFR + 6.75%	4/1/2029	17,957,843	18,317,000	(a) (b) (f)

TOTAL LEVERAGED LOANS (Amortized cost $294,884,250)					$301,224,538

TOTAL INVESTMENTS (Amortized cost $294,884,250) - 112.9%					$301,224,538

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Issuer	Asset	Shares	Fair Value	Footnotes

Money Market Fund - 7.6%

U.S. Government Securities - 7.6%

State Street Institutional U.S. Government Money Market Fund	Opportunity Class	20,202,852	$20,202,852	(e)

TOTAL MONEY MARKET FUND (Cost $20,202,852) - 7.6%			$20,202,852

TOTAL INVESTMENTS INCLUDING MONEY MARKET FUND (Cost $315,087,102) - 120.5%			$321,427,390

LIABILITIES EXCEEDING OTHER ASSETS, NET - (20.5%)			(54,597,223)

NET ASSETS - 100.0%			$266,830,167

TL	Term loan
DD	Delayed draw term loan
1L	First lien
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Investment is an unfunded or partially funded commitment.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional par.
(e)	The money market fund’s average 7-day yield as of December 31, 2023 was 5.32%.
(f)

Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2023, the Secured Overnight Financing Rate, or SOFR, was 5.38%.

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Consolidated Statement of Assets and Liabilities

As of December 31, 2023

Assets

Investments, at fair value (cost $294,884,250)	$301,224,538

Cash and cash equivalents	21,186,892

Subscription receivable	75,000,000

Interest receivable	4,781,889

Other assets	2,261,515

Total assets	404,454,834

Liabilities

Credit facility	125,750,000

Distribution payable	4,825,116

Interest payable	1,541,776

Payable for investments purchased	1,509,193

Deferred tax liability	1,457,055

Due to Adviser	198,079

Administration and custody fees payable	88,463

Directors’ fees payable	24,966

Other accrued expenses	2,230,019

Total liabilities	137,624,667

Commitment and Contingencies (Note 8)

Net assets	$266,830,167

Net Assets:

Paid-in capital — (unlimited shares authorized — $0.001 par value)	$261,592,982

Distributable earnings	5,237,185

Net assets	$266,830,167

Net Asset Value Per Share:

Net asset value, price per share (259,560 shares)	$1,028.01

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Consolidated Statement of Operations

For the Period from October 12, 2023 (commencement of operations) to December 31, 2023

Investment income

Interest income	$7,034,250

Other income	349,681

Total investment income	7,383,931

Expenses

Interest expense	1,640,200

Management fee	613,729

Professional fees	493,004

Administration and custody fees	88,463

Directors’ fees	24,966

Other expenses	15,077

Total expenses	2,875,439

Less: Fees waived by the Adviser	(613,729)

Net expenses	2,261,710

Net investment income	5,122,221

Realized and unrealized gains

Net realized gains on investments	46,547

Net unrealized appreciation from investments	6,340,288

Provision for income taxes	(1,457,055)

Net realized and unrealized gains	4,929,780

Net increase in net assets resulting from operations	$10,052,001

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Consolidated Statement of Changes in Net Assets

For the Period from October 12, 2023 (commencement of operations) to December 31, 2023

Increase in net assets resulting from operations

Net investment income	$5,122,221

Net realized gains	46,547

Net unrealized appreciation	6,340,288

Provision for income taxes	(1,457,055)

Net increase in net assets resulting from operations	10,052,001

Distributions to shareholders

Net investment income	(4,825,116)

Total distributions to shareholders	(4,825,116)

Shareholder transactions (Note 7)

Subscriptions	261,603,282

Increase from shareholder transactions	261,603,282

Net increase in net assets	266,830,167

Net assets:

Beginning of period	—

End of period (259,560 shares)	$266,830,167

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Consolidated Statement of Cash Flows

For the Period from October 12, 2023 (commencement of operations) to December 31, 2023
Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$10,052,001

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:

Purchases of investments	(297,943,487)

Proceeds from sale and repayments of investments	3,414,821

Net unrealized appreciation on investments	(6,340,288)

Net realized gains on investments	(46,547)

Net accretion of premiums and discounts	(309,037)

Changes in assets and liabilities:

Increase in interest receivable	(4,781,889)

Increase in other assets	(2,261,515)

Increase in other accrued expenses	2,230,019

Increase in interest payable	1,541,776

Increase in payable for investments purchased	1,509,193

Increase in deferred tax liability	1,457,055

Increase in due to Adviser	198,079

Increase in administration and custody fees payable	88,463

Increase in Directors’ fees payable	24,966

Net cash used in operating activities	(291,166,390)

Cash Flows from Financing Activities:

Subscription for shares	186,603,282

Proceeds from credit facility	125,750,000

Net cash provided by financing activities	312,353,282

Net Increase in Cash and Cash Equivalents	21,186,892

Cash and Cash Equivalents:

Beginning balance	—

Ending balance	$21,186,892

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Financial Highlights

For the Period from October 12, 2023(1) to December 31, 2023
Common Shares

Per Share Operating Performance(2)

Net asset value, beginning of period	$1,000.00

Income from investment operations:

Net investment income	24.28

Net realized and unrealized gains	29.59

Total from investment operations	53.87

Distributions from:

Net investment income	(25.86)

Total distributions	(25.86)

Net asset value, end of period	$1,028.01

Total return(3)	5.39%

Ratio to average net assets

Expenses, before waiver (4)	4.92%

Expenses, after waiver (4)	3.79%

Net investment income, before waiver (4)	8.17%

Net investment income, after waiver (4)	9.30%

Supplemental data

Net assets, end of period (000’s)	$266,830

Portfolio turnover rate(3)	1.29%

(1)	Common Shares commenced operations on October 12, 2023.

(2)	Per share calculations were performed using the average shares outstanding for the period.

(3)

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table.

(4)	Annualized.

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2023

Notes to Consolidated Financial Statements

1. Organization

KKR US Direct Lending Fund-U Inc. (the “Fund”) was organized on May 2, 2023 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on October 12, 2023 and converted into a Delaware corporation on October 13, 2023. The Fund seeks to generate current income. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation — The Fund’s consolidated financial statements include balances of both the Fund and its wholly owned subsidiaries. All interfund transactions have been eliminated upon consolidation.

Valuation of Investments — The Board of Directors (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.

US Direct Lending Fund-U Inc.	December 31, 2023

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company-specific developments, market valuations of comparable companies and model projections.

The fair value of certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Consolidated Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.

For the period ended December 31, 2023, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is accrued as earned. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of December 31, 2023, the Fund was invested in the State Street Institutional U.S. Government Money Market Fund - Opportunity Class.

Distributions to Shareholders — Distributions of net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of December 31.

To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the one year period ended December 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2023). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended December 31, 2023, the Fund did not incur any interest or penalties.

US Direct Lending Fund-U Inc.	December 31, 2023

3. Risk Considerations

The Fund invests mainly in debt securities. These investments may involve certain risks, including, but not limited to, those described below:

Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the COVID-19 pandemic, the Russia-Ukraine war, rapid interest rate fluctuations, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Second Lien Risk — Investments in second lien loans and “last out” pieces of unitranche loans will be junior in priority to the first lien loans and “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

Issuer Risk — The value of securities may decline for number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

For more information on these and other risks, refer to the Fund’s private placement memorandum.

4. Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly in arrears by the Fund, in an amount equal to 1.25% of the Fund’s month end net assets (the “Management Fee”). The Adviser has agreed to reduce its Management Fee to an annual rate of 0.00% of the Fund’s month end net assets (the “Management Fee Waiver”). The Management Fee Waiver will remain in effect through at least December 31, 2025, though the Adviser does not currently intend to terminate the Management Fee Waiver after that date. After December 31, 2025, the Management Fee Waiver may be terminated only upon 60 days’ notice by the Board or the Adviser.

During the period ended December 31, 2023, the Adviser earned a Management Fee of $0.6 million and waived fees of $0.6 million.

US Direct Lending Fund-U Inc.	December 31, 2023

Administrator, Custodian and Transfer Agent — KKR Credit Advisors (US) LLC also serves as the Fund’s administrator (the “Administrator”) pursuant to an administration agreement under which the Administrator is responsible for providing administrative and accounting services. The Administrator has also entered into a sub-administration agreement with The Bank of New York Mellon. The Fund has engaged The Bank of New York Mellon as the Fund’s custodian and has engaged BNY Mellon Investment Servicing (US) Inc. as the Fund’s transfer agent.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares. The Fund’s shares do not incur distribution or servicing fees.

Other — Certain officers of the Fund are also employees and officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of December 31, 2023, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Description	Level 1	Level 2	Level 3	Total

Investments:
Leveraged Loans	$—	$—	$301,224,538	$301,224,538
Money Market Fund	20,202,852	—	—	20,202,852

Total Investments including Money Market Fund	$20,202,852	$—	$301,224,538	$321,427,390

The following are the details of the restricted securities of the Fund:

Issuer(1)	Asset	Par	Cost	Fair Value	Acquisition Date	% of Net Assets

Leveraged Loans

Affordable Care Inc	TL 1L DD 08/21	3,257,665	$3,231,573	$3,226,391	10/13/2023	1.21%

Affordable Care Inc	TL 1L 08/21	583,347	578,675	577,747	10/13/2023	0.22%

Affordable Care Inc	TL 1L DD 08/23	643,553	190,597	202,603	10/13/2023	0.08%

Alera Group Intermediate Holdings Inc	TL 1L 09/21	2,256,219	2,142,071	2,256,219	10/13/2023	0.85%

Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	641,195	608,755	641,195	10/13/2023	0.24%

Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	1,579,754	1,499,831	1,579,754	10/13/2023	0.59%

Alera Group Intermediate Holdings Inc	TL 1L DD 11/23	3,375,255	(16,449)	(30,377)	11/17/2023	0.00%

Amerivet Partners Management Inc	TL 1L 02/22	3,882,051	3,720,875	3,848,666	10/13/2023	1.44%

Apex Service Partners LLC	Revolver 1L 10/23	641,253	51,300	43,285	10/24/2023	0.02%

Apex Service Partners LLC	TL 1L DD 10/23	1,923,760	404,104	403,455	10/24/2023	0.15%

Apex Service Partners LLC	TL 1L 10/23	7,434,987	7,344,558	7,342,050	10/24/2023	2.75%

BDO USA PA	TL 1L 08/23	5,670,830	5,552,718	5,614,122	10/13/2023	2.10%

Dental Care Alliance Inc	TL 1L 03/21	3,846,739	3,712,437	3,805,963	10/13/2023	1.43%

Dental Care Alliance Inc	TL 1L 02/22	419,844	405,188	415,394	10/13/2023	0.16%

Dental Care Alliance Inc	TL 1L DD 02/22	209,158	201,830	206,941	10/13/2023	0.08%

DOXA Insurance Holdings LLC	Revolver 1L 12/23	1,027,092	—	—	12/20/2023	0.00%

DOXA Insurance Holdings LLC	TL 1L 12/23	4,792,734	4,745,030	4,744,806	12/20/2023	1.78%

DOXA Insurance Holdings LLC	TL 1L DD 12/23	4,553,801	(45,325)	(45,538)	12/20/2023	0.00%

Foundation Risk Partners Corp	TL 1L 10/21	4,178,094	4,007,026	4,178,094	10/13/2023	1.57%

Foundation Risk Partners Corp	TL 1L DD 10/21	299,122	286,875	299,122	10/13/2023	0.11%

Foundation Risk Partners Corp	TL 1L DD 11/23	7,149,047	(69,711)	(142,981)	11/17/2023	0.00%

Galway Partners Holdings LLC	TL 1L 04/23	5,427,249	5,285,976	5,477,723	10/13/2023	2.05%

Galway Partners Holdings LLC	TL 1L DD 04/23	8,181,783	(149,753)	76,091	10/13/2023	0.03%

Gigamon Inc	TL 1L 03/22	4,476,713	4,386,262	4,453,435	10/13/2023	1.67%

Higginbotham Insurance Agency Inc	TL 1L 12/21	4,592,908	4,529,078	4,546,979	10/13/2023	1.70%

Higginbotham Insurance Agency Inc	TL 1L DD 12/21	2,432,054	2,388,108	2,407,734	10/13/2023	0.90%

Higginbotham Insurance Agency Inc	TL 1L DD 08/23	12,959,992	8,545,565	8,494,535	10/13/2023	3.18%

Highgate Hotels Inc	Revolver 1L 11/23	530,690	—	(5,307)	11/3/2023	0.00%

US Direct Lending Fund-U Inc.	December 31, 2023

Issuer(1)	Asset	Par	Cost	Fair Value	Acquisition Date	% of Net Assets

Highgate Hotels Inc	TL 1L 11/23	4,245,480	$4,204,167	$4,203,025	11/3/2023	1.58%

Individual FoodService	Revolver 1L 10/23	1,176,045	—	(23,521)	10/31/2023	0.00%

Individual FoodService	TL 1L 10/23	13,883,209	13,613,398	13,605,545	10/31/2023	5.10%

Individual FoodService	TL 1L DD 10/23	1,528,858	360,008	344,287	10/31/2023	0.13%

Insight Global LLC	TL 1L 09/21	4,477,099	4,386,496	4,477,099	10/13/2023	1.68%

Integrity Marketing Group LLC	Revolver 1L 08/23	310,224	(1,275)	—	10/13/2023	0.00%

Integrity Marketing Group LLC	TL 1L 08/23	3,370,034	3,172,502	3,370,034	10/13/2023	1.26%

Integrity Marketing Group LLC	TL 1L 08/23	1,527,532	1,381,068	1,524,477	10/13/2023	0.57%

Integrity Marketing Group LLC	TL 1L DD 08/23	4,477,500	4,277,503	4,470,336	10/13/2023	1.68%

Integrity Marketing Group LLC	TL 1L DD 08/23	5,762,258	366,069	390,896	10/13/2023	0.00%

Integrity Marketing Group LLC	TL 1L DD 08/23	1,019,943	1,006,353	1,017,903	10/13/2023	0.53%

Lazer Logistics Inc	Revolver 1L 05/23	1,387,944	(2,931)	—	10/13/2023	0.00%

Lazer Logistics Inc	TL 1L B 05/23 (Unitranche)	11,450,534	11,249,294	11,658,934	10/13/2023	4.37%

Lazer Logistics Inc	TL 1L DD 05/23	1,734,929	1,729,829	1,766,505	10/13/2023	0.66%

Lazer Logistics Inc	TL 1L 11/23	524,053	521,495	513,310	11/6/2023	0.19%

Lazer Logistics Inc	TL 1L DD 11/23	2,499,330	310,292	271,258	11/6/2023	0.10%

Lexitas Inc	TL 1L DD 11/22	19,039,295	18,469,037	19,332,500	10/13/2023	7.25%

Lexitas Inc	TL 1L DD 03/23	10,563,789	1,769,800	1,962,782	10/13/2023	0.74%

Magna Legal Services LLC	Revolver 1L 11/22	1,034,488	(3,509)	(414)	10/13/2023	0.00%

Magna Legal Services LLC	TL 1L DD 11/22	2,465,588	2,304,209	2,464,602	10/13/2023	0.92%

Magna Legal Services LLC	TL 1L 11/22	8,808,244	8,481,684	8,804,721	10/13/2023	3.30%

Magna Legal Services LLC	TL 1L DD 12/23	3,939,919	95,938	95,784	12/22/2023	0.04%

MB2 Dental Solutions LLC	TL 1L DD 04/23	19,026,949	12,840,963	13,112,931	10/13/2023	4.91%

Misys Ltd	Revolver 1L 09/23	1,535,650	404,834	375,738	10/13/2023	0.14%

Misys Ltd	TL 1L 09/23	14,803,650	14,459,460	14,507,577	10/13/2023	5.44%

New Era Technology Inc	TL 1L 04/21	1,652,519	1,612,165	1,631,037	10/13/2023	0.61%

New Era Technology Inc	TL 1L DD 04/21	1,600,722	1,561,387	1,579,913	10/13/2023	0.59%

New Era Technology Inc	TL 1L DD 04/22	1,223,905	1,194,000	1,207,994	10/13/2023	0.45%

Parts Town LLC	TL 1L 11/21	848,126	818,355	845,582	10/13/2023	0.32%

Parts Town LLC	TL 1L B 11/21	3,628,984	3,492,236	3,618,097	10/13/2023	1.36%

Radwell International LLC/PA	Revolver 1L 04/22	1,360,357	278,464	272,070	10/13/2023	0.10%

Radwell International LLC/PA	TL 1L 12/22	17,957,843	17,623,370	18,317,000	10/13/2023	6.86%

Safe-Guard Products International LLC	TL 1L 05/23	2,882,880	2,855,941	2,903,060	10/13/2023	1.09%

Safe-Guard Products International LLC	TL 1L 06/23	586,120	587,953	590,340	10/13/2023	0.22%

Shaw Development LLC	TL 1L 10/23	5,751,269	5,695,409	5,721,938	10/30/2023	2.14%

Shaw Development LLC	TL 1L DD 10/23	684,676	(6,650)	(3,492)	10/30/2023	0.00%

SitusAMC Holdings Corp	TL 1L 12/21	4,408,202	4,276,564	4,408,202	10/13/2023	1.65%

Spotless Brands LLC	TL 1L DD 02/23	9,038,036	(39,303)	135,571	10/13/2023	0.05%

Spotless Brands LLC	TL 1L 02/23	5,980,140	5,650,120	5,999,875	10/13/2023	2.25%

Total			$214,533,889	$220,091,597

(1)	Refer to the Consolidated Schedule of Investments for more details on securities listed

US Direct Lending Fund-U Inc.	December 31, 2023

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Leveraged Loans

Balance as of October 12, 2023	$—

Purchases	297,943,487

Sales and paydowns	(3,414,821)

Accretion of discounts	309,037

Net unrealized appreciation	6,340,288

Net realized gains	46,547

Balance as of December 31, 2023	$301,224,538

Net unrealized appreciation of investments held at December 31, 2023	$6,340,288

No securities were transferred into or out of the Level 3 hierarchy during the period ended December 31, 2023.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input

Leveraged Loans	$301,224,538	Yield Analysis	Yield	9.88% - 12.62% (10.91%)	Decrease

			Discount Margin	0.90% - 2.05% (1.58%)	Decrease

			Net Leverage	3.75x - 8.84x (6.33x)	Decrease

			EBITDA Multiple	8.25x - 21.75x (13.46x)	Increase

1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

6. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the period ended December 31, 2023 were as follows:

Purchases	$297,943,487

Sales	$3,414,821

US Direct Lending Fund-U Inc.	December 31, 2023

7.  Shareholder Transactions

At December 31, 2023, the Fund has unlimited common shares authorized with a par value of $0.001 per share. Shareholder transactions were as follows:

	Period Ended December 31, 2023
	Shares	Amount

Common Shares(1)

Subscriptions	259,560	$261,603,282

Net increase in Net Assets	259,560	$261,603,282

(1)	All outstanding shares of the fund are held by an affiliate of the Adviser

8.  Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of December 31, 2023, total unfunded commitments on these credit agreements were $92.3 million.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.  Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income/loss and net realized gain/loss on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise.

As of December 31, 2023, the following permanent differences have been reclassified (to)/from the following accounts:

Distributable Earnings	Paid-in Capital

$10,300	$(10,300)

The tax character of distributions declared for the period ended December 31, 2023 are as follows:

	Ordinary Income	Total

December 31, 2023*	$4,825,116	$4,825,116

*	The final tax character of any distribution declared in 2023 will be determined in January 2024 and reported to shareholders on IRS Form 1099-DIV in accordance with federal income tax regulations.

As of December 31, 2023, the components of accumulated distributable earnings on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Gains

$355,584	$6,340,288	$(1,458,687)	$5,237,185

US Direct Lending Fund-U Inc.	December 31, 2023

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of December 31, 2023, the Fund had no non-expiring capital loss carry-forwards.

As of December 31, 2023, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal tax cost	$294,884,250

Gross unrealized appreciation	$6,729,016

Gross unrealized depreciation	(388,728)

Net unrealized appreciation	$6,340,288

As a result of a transaction prior to the conversion of the Trust to a regulated investment company, the Fund has recognized a federal and state deferred tax liability of $1.18 million and $0.28 million, respectively, as of December 31, 2023. The Fund has recognized a deferred income tax expense of $1.46 million for the period from October 12, 2023 (commencement of operations) to December 31, 2023.

10.  Debt Obligations

On October 6, 2023, KKR US EVDL Funding LLC, a wholly owned subsidiary of the Fund, entered into a secured revolving credit facility agreement (the “Citibank Credit Facility”) with Citibank, N.A., as lender, to borrow up to $150.0 million, with options to increase the financing commitment up to $300.0 million. In the absence of any events of default, the borrowing and repayment period will terminate on October 6, 2025. Subsequent to this period, outstanding borrowings are subject to periodic mandatory repayments through the final maturity date of October 6, 2026.

The Citibank Credit Facility accrues interest based on the Secured Overnight Financing Rate, or a base rate applicable to each currency’s borrowing, plus a spread of 2.85%. Commitment fees accrue at a rate of 0.50%, 0.75% or 1.50%, depending on the utilization levels. The Citibank Credit Facility contains certain financial, collateral, and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period. As of December 31, 2023, the Fund complied with these covenants. The fair value of the Citibank Credit Facility approximates its carrying value due to variable interest rates that periodically reset to market rates. The fair value was determined using Level 2 inputs in the fair value hierarchy.

The components of interest expense and average interest rates (i.e., base interest rate in effect plus the spread) for the Citibank Credit Facility for the period ended December 31, 2023 were as follows:

Stated interest expense	$1,448,391

Unused commitment fees	93,385

Amortization of deferred financing costs	98,424

Total interest expense	$1,640,200

Weighted average interest rate	8.24%

11.  Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of December 31, 2023. The Fund’s senior securities are comprised solely of outstanding indebtedness of the Citibank Credit Facility, which constitutes a “senior security” as defined in the 1940 Act.

Period Ended	Total Amount Outstanding	Asset Coverage Per $1,000(1)

December 31, 2023	$125,750,000	$3,122

(1)

Asset covered per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not representing senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

US Direct Lending Fund-U Inc.	December 31, 2023

12.  Subsequent Events

On February 16, 2024, the Fund received a subscription of shares of $120,000,000. The subscriptions was made by an affiliate of the Adviser.

US Direct Lending Fund-U Inc.	December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR US Direct Lending Fund-U Inc.

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of KKR US Direct Lending Fund-U Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations, changes in net assets, cash flows, the financial highlights for the period October 12, 2023 (commencement of operations) through December 31, 2023, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the consolidated results of its operations, changes in net assets, cash flows, and the financial highlights for the period October 12, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and the financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, loan agents, borrowers, and brokers; when replies were not received from loan agents, borrowers, and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

February 27, 2024

We have served as the auditor of the Fund since 2023.

US Direct Lending Fund-U Inc.	December 31, 2023

Board of Directors

Below is a list of the Fund’s Directors and their present positions and principal occupations during the past five years. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this Confidential Private Placement Memorandum.

Directors of the Fund

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)

Interested Director
Ryan L.G. Wilson, 47	Director and Chair	Indefinite term; 2023 to present	Managing Director, KKR (since 2006).	2	None

Independent Directors
Catherine B. Sidamon- Eristoff, 60	Director	Indefinite term; 2023 to present	Treasurer and Board Member, C-Change Conversations (non-profit organization), Board Member, FlexPaths LLC (workplace strategy and consulting firm), Managing Director, Constellation Wealth Advisors (financial services firm) (2007- 2015).	4	None

James H. Kropp, 74	Director	Indefinite term; 2023 to present	Director and Chairman of the Audit Committee, American Homes 4 Rents (2012 – present); Director, PS Business Parks (1998 – 2021); CFO, Microproperties LLC (2012 – 2019); CIO, SLKW Investments LLC (2009 – 2019).	3	American Homes 4 Rent; PS Business Parks, Inc.; FS KKR Capital Corp.; KKR FS Income Trust

Elizabeth J. Sandler, 53	Director	Indefinite term; 2023 to present	CEO, Echo Juliette LLC (January 2019 – present); NED, essensys PLC (January 2020 – present); Board Member, Scholars of Finance (December 2020 – present); Managing Director, The Blackstone Group (September 2016 – August 2018).	2	FS KKR Capital Corp.; KKR FS Income Trust

(1)	Each Director may be contacted by writing to the Director, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.
(2)	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust Inc., KKR Credit Opportunities Portfolio, KKR Income Opportunities Fund and KKR Asset-Based Income Fund.
(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

US Direct Lending Fund-U Inc.	December 31, 2023

Officers of the Fund

Below is a list of the officers of the Fund and their present positions and principal occupations during the past five years. Officers are annually elected by the Directors.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

George Mueller (40)	President and Chief Executive Officer	Since Inception	Partner, KKR Credit Advisors (US) LLC (since January 2024); Managing Director, KKR Credit Advisors (US) LLC (since 2009-2023).

Thomas Murphy (57)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Managing Director, (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2022); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (2012-2022); Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009).

Michael Nguyen (42)	Chief Compliance Officer	Since Inception	Director, KKR Credit Advisors (US) LLC (since 2023); Secretary and Vice President, KKR Credit Opportunities Portfolio (2019- 2022); Principal, KKR Credit Advisors (US) LLC (2013-2023).

Lori Hoffman (35)	Secretary and Vice President	Since Inception	Director, KKR Credit Advisors (US) LLC (since January 2024); Principal, KKR Credit Advisors (US) LLC (July 2020-January 2024); Associate, Dechert LLP (2013-2020).

US Direct Lending Fund-U Inc.	December 31, 2023

Additional Information

FEDERAL TAX INFORMATION

For the fiscal period ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal period ended December 31, 2023 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal period ended December 31, 2023 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal period ended December 31, 2023 was 92.1%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal period ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

US Direct Lending Fund-U Inc.	December 31, 2023

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of Trustees (the “Board”) of KKR US Direct Lending Fund-U (the “Fund”) held on July 18, 2023 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the investment advisory agreement (the “Investment Advisory Agreement”) between KKR Credit Advisors (US) LLC (the “Investment Adviser”) and the Fund.

Prior to the Meeting, the Independent Trustees received a memorandum concerning the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Investment Adviser comparing fee and expense information to accounts believed by the Investment Adviser to have comparable investment strategies and a registered closed-end fund advised by the Investment Adviser (the “Peer Funds”) and comparing performance information to funds believed by the Investment Adviser to reflect comparable investment objectives and strategies.

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Investment Adviser, the Trustees relied on their ongoing experience as trustees of other closed-end funds as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Investment Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Investment Adviser expects to coordinate and oversee the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Investment Adviser who will provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Investment Adviser both generally and in managing the Fund’s portfolio. The Board noted the Investment Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature and extent of services to be provided by the Investment Adviser to the Fund were appropriate and that the Fund should benefit from the nature, extent and quality of these services as a result of the Investment Adviser’s experience, personnel, operations, and resources.

Performance, Fees and Expenses of the Fund

Past performance of the Fund was not a factor considered by the Board, as the Fund would be a new fund. The Board then considered the performance of funds with comparable investment strategies and the prior experience of the portfolio management team in managing other funds and accounts.

The Board discussed with the Investment Adviser the Fund’s proposed fees and expenses relative to the Peer Funds. The Board noted that the Fund’s proposed management fee is generally comparable to the fees charged by the Investment Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. Additionally, the Board considered the impact of the Investment Adviser’s agreement to contractually waive the Fund’s entire advisory fee, noting that the Investment Adviser would receive fees from investors for managing the private fund that would invest in the Fund. The Board further noted that the Fund is a unique product offering in the market with few, if any, direct comparables. Following its review, in light of the extent and quality of services that the Fund will receive, the Board determined that the Fund’s proposed fees and expenses were reasonable.

Economies of Scale

The Board did not place emphasis on the extent to which economies of scale would be shared with the Fund and its shareholders in light of the Investment Adviser’s contractual undertaking to waive the Fund’s entire advisory fee. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.

US Direct Lending Fund-U Inc.	December 31, 2023

Profitability of the Investment Adviser and Affiliates

The Board considered the expected profitability to the Investment Adviser due to its relationship with the Fund. The Board also examined the level of profits that could be expected to accrue to the Investment Adviser from the fees payable under the Investment Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Investment Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Investment Adviser, the Board concluded that these benefits did not appear to be material at that time.

Resources of the Investment Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Investment Adviser and whether the Investment Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the proposed relationship between the Fund and the Investment Adviser, including the policies and procedures formulated and adopted by the Investment Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Investment Adviser. The Board concluded that the Investment Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to enter into this relationship with the Investment Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Investment Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the proposed management fee was reasonable in light of the services to be provided by the Investment Adviser and it would be in the best interests of the Fund and its shareholders to approve the Investment Advisory Agreement for an initial two-year term. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the Investment Advisory Agreement.

US Direct Lending Fund-U Inc.	December 31, 2023

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•

For the everyday business purposes of affiliates: KKR does not share personal information, including information, about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

US Direct Lending Fund-U Inc.	December 31, 2023

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the registrant (the “Board”) has determined that there is at least one audit committee financial expert serving on the audit committee of the Board (the “Audit Committee”).

(a)(2) James H. Kropp, a member of the Audit Committee, is the “audit committee financial expert” and is considered “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the aggregate fees billed in the fiscal year ended December 31, 2023 for audit services, audit-related services and tax services provided to the Fund by Deloitte & Touche LLP (“Deloitte”), the Fund’s principal accountant. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. “Audit-related services” refer to the assurance and related services by Deloitte that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Deloitte for tax compliance, tax advice, and tax planning.

FYE 12/31/2023
(a) Audit Fees	$$250,000
(b) Audit-Related Fees	$0
(c) Tax Fees	$$11,610
(d) All Other Fees	N/A

(e)(1) The Audit Committee is required to pre-approve, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2023
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte for the fiscal year ended December 31, 2023 was $11,610.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

The Board has delegated the day-to-day responsibility to the Adviser to vote the Fund’s proxies. The Adviser will vote proxies according to the proxy voting policies and procedures (“Proxy Policy”) currently in effect as of the date of this Confidential Private Placement Memorandum, a copy of which appears below. These guidelines are reviewed periodically by the Adviser as well as the Board, and, accordingly, are subject to change.

Proxy Policies

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Fund. Proxy proposals received by the Adviser and designated in its Proxy Policy as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Policy. Proxy proposals received by the Adviser and designated in the Proxy Policy as “Case by Case” (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the Adviser and voted in the best interest of the Fund. Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Policy if the Adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the Fund. In the event that the Adviser votes contrary to the Proxy Policy or with respect to “Case by Case” issues, the Adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the Adviser’s decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Fund; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Fund. The Adviser with the assistance of the analyst who is in charge of the issuer will document for the basis of the Adviser’s decision not to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

Proxy Voting Records

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling toll-free (866) 514-4499 or on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR’s global network. With approximately 460 KKR Credit employees in its business, including approximately 190 dedicated investment professionals, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser who has primary responsibility for day-to-day management and oversight of the Fund is Daniel Pietrzak.

Daniel Pietrzak joined KKR in 2016 and is a Partner and serves as the Global Head of Private Credit and a portfolio manager for KKR’s private credit funds and portfolios. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and Co-President and Chief Investment Officer for FS KKR Capital Corp., which trades on the NYSE. He also serves on the board of directors of FS KKR Capital Corp. and several of the Adviser’s portfolio companies, including Oodle Car Finance, Pepper and Toorak Capital Partners. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University. Mr. Pietrzak serves on the Dean’s Advisory Council for the Lehigh University College of Business, is a member of the Advisory Board of the Scholars of Finance and serves on the Board of Directors of First Tee – Metropolitan New York.

The investment professionals who have day-to-day responsibility for the Fund are supported not only by personnel of the Adviser, but also by having access to the global platform of KKR, which has over 750 investment professionals across public and private markets. KKR’s investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research and develop views on industry themes and trends. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Fund.

(a)(2) Other Accounts Managed by Portfolio Manager

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Daniel Pietrzak

($in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	2	$1,360	—	$—

Pooled Investment Vehicles Other Than Registered Investment Companies	17	72,333	12	19,850

Other Accounts	20	7,814	13	3,038

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•

The Adviser will, on behalf of the Fund, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser will have an incentive to favor entities from which it receives higher fees.

•

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time and in accordance with an exemptive order issued by the SEC, if required, among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund, subject to any applicable requirements of the exemptive order. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

•

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, and in accordance with the exemptive order, if required, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

•

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

•

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•

As a registered investment company, the Fund will be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment. The Fund will also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. On January 5, 2021, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to the conditions specified in the exemptive order.

•

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

•

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

•

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

•

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

•

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

•

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

•

The Fund’s Shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the Shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its Shareholders as a whole, not the investment, tax or other objectives of any Shareholder individually.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s Shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Securities Ownership of Portfolio Manager

The Fund is a newly-organized investment company. Accordingly, as of the date of this filing, the portfolio manager did not beneficially own any securities issued by the Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1)	The Code of Ethics, as amended, is filed herewith.

(a)(2)

A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) KKR US Direct Lending Fund-U Inc.

By (Signature and Title)*	/s/George Mueller
George Mueller, President and Chief Executive Officer
(principal executive officer)

Date 3/8/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/George Mueller
George Mueller, President and Chief Executive Officer
(principal executive officer)

Date 3/8/24

By (Signature and Title)*	/s/ Thomas Murphy
Thomas Murphy, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date 3/8/24

* Print the name and title of each signing officer under his or her signature.